UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2016

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2016 Incentive Compensation Plan

On February 3, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the 2016 annual incentive plan goals for the Company’s executives, including the “Named Executive Officers” from the most recent proxy statement (“NEOs”).  The performance measures and weightings to be used in the 2016 plan are materially consistent with the measures used in the 2015 annual incentive plan as previously disclosed, except that to moderate the impact of significant stock price fluctuations, the year-end value used in measuring total shareholder return will be determined by reference to the average of the closing stock prices for each trading day within the 90 calendar days through the year-end date, for the current year compared to the prior year. Goals and payout weighting under the 2016 annual incentive plan are as follows:

Category	Goal	Potential Payout
Financial 60% Weight/120% Maximum Potential Payout	ITCTransmission, METC, ITC Midwest, and ITC Great Plains: Non-field operation and maintenance expense at or under budget of $161 million	10%
	ITCTransmission, METC, ITC Midwest, and ITC Great Plains: Combined adjusted net income at or above $393 million to achieve 10%; at or above $373 million to achieve 5%	5%-10%

Total shareholder return relative to the total return of each of the companies that comprise the DJU Average index (based on percentile rank) pays between 20% and 100% for greater than 50th percentile positive performance

		20%-100%
Safety & Compliance 10% weight/20% Maximum Potential Payout	2 or fewer lost work day cases for injuries to Company employees and specified contractor employees	5%
	9 or fewer recordable incidents for injuries to Company employees and specified contractor employees	5%
	Cyber Security and CIP (critical infrastructure protection): Implementation of the 2016 portion of the plan as approved by the Operations Committee of the Board of Directors	5%
	Physical Security: Implementation of the 2016 portion of the plan as approved by the Operation Committee of the Board of Directors	5%
System Performance 30% Weight/60% Maximum Potential Payout	ITCTransmission: 16 or fewer forced, sustained line outages, excluding certain catastrophic weather events	5%
	METC: 31 or fewer forced, sustained line outages, excluding certain catastrophic weather events	5%
	ITC Midwest: 70 or fewer forced, sustained line outages, excluding certain catastrophic weather events, no more than 59 at the 69 kV level	5%
	ITC Midwest: At least 63% of ITC Midwest-caused, unplanned, sustained outages (34.5 kV and above) that impact end-use customers are restored at the point of interconnection within 90 minutes	5%
	ITCTransmission: Complete the 15 high priority 2016 field operation and maintenance initiatives	5%
	METC: Complete the 13 high priority 2016 field operation and maintenance initiatives	5%
	ITC Midwest: Complete the 10 high priority 2016 field operation and maintenance initiatives	5%
	ITCTransmission, METC, ITC Midwest, and ITC Great Plains: Complete capital project plan on a combined basis	15%-25%
100% Weight/200% Maximum	Total	200%

A summary of the 2016 annual incentive plan will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 8.01  Other Events.

Declaration of Dividend

On February 4, 2016, the Board of Directors of ITC Holdings Corp. declared a quarterly cash dividend of $0.1875 per common share, payable on March 15, 2016 to shareholders of record on March 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 8, 2016

ITC HOLDINGS CORP.

By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Its:	Senior Vice President and General Counsel